Exhibit 99.1


                       LTC Announces Operating Results for
               the Three and Nine Months Ended September 30, 2005


    WESTLAKE VILLAGE, Calif.--(BUSINESS WIRE)--Nov. 1, 2005--LTC Properties, Inc. (NYSE:LTC) released results of operations for the three and nine months ended September 30, 2005 and announced that net income available to common stockholders for the third quarter was $5.9 million or $0.26 per diluted share. For the same period in 2004, net income available to common stockholders was $4.9 million or $0.24 per diluted share. Results for 2005 and 2004 included a loss on sale of assets of $0.8 million and $0.1 million, respectively. The loss on sale of $0.8 million was related to a closed skilled nursing property located in Texas that the Company sold to a third party who wanted to use the property to house victims of hurricane Katrina. As part of the Company's hurricane relief efforts, the Company sold the property for $1,000 and in addition, donated $50,000 in cash to the American Red Cross hurricane Katrina relief fund. As a result of the sale, the Company recognized a loss on sale of $0.8 million during the third quarter of 2005. Revenues for the three months ended September 30, 2005, were $18.2 million versus $17.1 million for the same period last year.
    For the nine months ended September 30, 2005, net income available to common stockholders was $28.9 million or $1.28 per diluted share which included a loss on sale of assets of $0.8 million. Included in these results is the effect of the receipt of $22.3 million in cash related to the payoff of a note receivable which included past due rental and interest income that had previously not been recorded by the Company. The Company stated that the effect of the note payoff is included in the results for the nine months ended September 30, 2005 as follows: $3.7 million in rental income related to past due rents that were not accrued, $2.3 million of interest income related to past due interest that was not accrued, a $0.5 million reimbursement for certain expenses paid in prior years on behalf of CLC Healthcare, Inc., a bonus of $1.0 million related to the realization of the value of the note and non-operating income of $6.2 million, net of $1.3 million of expenses associated with the realization of the value of the note. For the same period in 2004, net income available to common stockholders was $10.3 million or $0.53 per diluted share which included a gain on sale of assets of $0.6 million, or $0.03 per share, and a charge of $4.0 million, or $0.21 per share, related to LTC's redemption of its 9.5% Series A and 9.0% Series B Preferred Stock. Revenues for the nine months ended September 30, 2005 were $58.0 million versus $50.6 million for the same period last year.
    The Company also announced that on October 31, 2005, its Board of Directors, in recognition of her contributions to the Company, named Wendy Simpson President and Chief Operating Officer. Ms. Simpson will also continue as the Company's Chief Financial Officer.
    The Company has scheduled a conference call for November 1, 2005 at 9:00 AM Pacific time in order to comment on the Company's performance and operating results for the quarter ended September 30, 2005. The conference call is accessible by dialing 866-770-7129, passcode 33149030. The earnings release and any additional financial information that may be discussed on the conference call will also be available on our website. An audio replay of the conference call will be available from 11:00 AM Pacific time on November 1, 2005 through November 15, 2005. Callers can access the replay by dialing 888-286-8010 and entering conference ID number 50002387. Webcast replays will also be available on our website.
    At September 30, 2005, LTC had investments in 128 skilled nursing properties, 101 assisted living properties and two schools in 33 states. The Company is a self-administered real estate investment trust that primarily invests in long-term care and other health care related facilities through mortgage loans, facility lease transactions and other investments. For more information on LTC Properties, Inc., visit the Company's website at www.ltcproperties.com.

    This press release includes statements that are not purely historical and are "forward looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Company's expectations, beliefs, intentions or strategies regarding the future. All statements other than historical facts contained in this press release are forward looking statements. These forward looking statements involve a number of risks and uncertainties. All forward looking statements included in this press release are based on information available to the Company on the date hereof, and the Company assumes no obligation to update such forward looking statements. Although the Company's management believes that the assumptions and expectations reflected in such forward looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct. The actual results achieved by the Company may differ materially from any forward looking statements due to the risks and uncertainties of such statements.


                         LTC PROPERTIES, INC.
                   CONSOLIDATED STATEMENTS OF INCOME
           (Amounts in thousands, except per share amounts)
                              (Unaudited)


                                    Three Months
                                        Ended        Nine months Ended
                                     September 30,     September 30,
                                   ----------------- -----------------
                                     2005     2004     2005     2004
                                   -------- -------- -------- --------
Revenues:
  Rental income                    $12,952  $11,672  $41,034  $34,767
  Interest income from mortgage
   loans and notes receivable        3,879    2,135    9,791    6,607
  Interest income from REMIC
   Certificates                        797    1,795    3,480    6,233
  Interest and other income            550    1,541    3,713    2,984
                                   -------- -------- -------- --------
          Total revenues            18,178   17,143   58,018   50,591
                                   -------- -------- -------- --------

Expenses:
  Interest expense                   2,202    2,845    6,682    9,515
  Depreciation and amortization      3,506    3,233   10,054    9,557
  Legal expenses                        39       25      175      134
  Operating and other expenses       1,235    1,430    4,342    4,130
                                   -------- -------- -------- --------
          Total expenses             6,982    7,533   21,253   23,336
                                   -------- -------- -------- --------
Income before non-operating income
 and minority interest              11,196    9,610   36,765   27,255
Non-operating income                    --       --    6,217       --
Minority interest                      (85)    (253)    (257)    (795)
                                   -------- -------- -------- --------
Income from continuing operations   11,111    9,357   42,725   26,460
Discontinued operations:
  (Loss) income from discontinued
   operations                          (11)      41      (17)     144
  (Loss) gain on sale of assets,
   net                                (843)    (110)    (813)     608
                                   -------- -------- -------- --------
Net (loss) income from discontinued
 operations                           (854)     (69)    (830)     752
                                   -------- -------- -------- --------
Net income                          10,257    9,288   41,895   27,212
Preferred stock redemption charge       --       --       --   (4,029)
Preferred stock dividends           (4,330)  (4,393) (13,018) (12,920)
                                   -------- -------- -------- --------
Net income available to common
 stockholders                       $5,927   $4,895  $28,877  $10,263
                                   ======== ======== ======== ========

Net Income per Common Share from
 Continuing Operations net of
 Preferred Stock Dividends:
  Basic                              $0.30    $0.25    $1.35    $0.50
                                   ======== ======== ======== ========
  Diluted                            $0.29    $0.24    $1.32    $0.50
                                   ======== ======== ======== ========
Net (Loss) Income per Common Share
 from Discontinued Operations:
  Basic                             ($0.04)     $--   ($0.04)   $0.04
                                   ======== ======== ======== ========
  Diluted                           ($0.04)     $--   ($0.04)   $0.04
                                   ======== ======== ======== ========
Net Income per Common Share
 Available to Common Stockholders:
  Basic                              $0.26    $0.25    $1.31    $0.54
                                   ======== ======== ======== ========
  Diluted                            $0.26    $0.24    $1.28    $0.53
                                   ======== ======== ======== ========

Basic weighted average shares
 outstanding                        22,951   19,960   22,024   19,041
                                   ======== ======== ======== ========

NOTE: Quarterly and year-to-date computations of per share amounts are made independently. Therefore, the sum of per share amounts for the quarters may not agree with the per share amounts for the year. Computations of per share amounts from continuing operations, discontinued operations and net income are made independently. Therefore, the sum of per share amounts from continuing operations and discontinued operations may not agree with the per share amounts from net income available to common stockholders.

    Reconciliation of Funds From Operations ("FFO")

    FFO is a supplemental measure of a REIT's financial performance that is not defined by accounting principles generally accepted in the United States. We define FFO as net income available to common stockholders adjusted to exclude the gains or losses on the sale of assets and adjusted to add back impairment charges, real estate depreciation and other non-cash charges. Other REITs may not use this definition of FFO and therefore, caution should be exercised when comparing our company's FFO to that of other REITs. FFO is used in the REIT industry as a supplemental measure of financial performance, but is not a substitute for net income per share available to common stockholders determined in accordance with accounting principles generally accepted in the United States.
    The following table reconciles net income available to common stockholders to funds from operations available to common stockholders (unaudited, in thousands, except per share amounts):


                                      Three Months
                                         Ended       Nine months Ended
                                     September 30,     September 30,
                                    ---------------- -----------------
                                      2005    2004     2005     2004
                                    -------- ------- -------- --------

Net income available to common
 stockholders                        $5,927  $4,895  $28,877  $10,263
Add: Real estate depreciation         3,513   3,270   10,083    9,699
Add: Impairment charge                   --      --       --       --
Less (gain)/add loss on sale of
 assets, net                            843     110      813     (608)
                                    -------- ------- -------- --------
FFO available to common
 stockholders                       $10,283  $8,275  $39,773  $19,354
                                    ======== ======= ======== ========

Add: Preferred stock redemption
 charge                                  --      --       --    4,029
                                    -------- ------- -------- --------
FFO excluding preferred stock
 redemption charge                  $10,283  $8,275  $39,773  $23,383
                                    ======== ======= ======== ========

Basic FFO available to common
 stockholders per share               $0.45   $0.42    $1.81    $1.02
                                    ======== ======= ======== ========
Diluted FFO available to common
 stockholders per share               $0.44   $0.39    $1.72    $0.97
                                    ======== ======= ======== ========

Basic FFO excluding preferred stock
 redemption charge per share          $0.45   $0.42    $1.81    $1.23
                                    ======== ======= ======== ========
Diluted FFO excluding preferred
 stock redemption charge per share    $0.44   $0.39    $1.72    $1.15
                                    ======== ======= ======== ========


                         LTC PROPERTIES, INC.
                      CONSOLIDATED BALANCE SHEETS
           (Amounts in thousands, except per share amounts)


                                            September 30, December 31,
                                                2005         2004
                                            ------------- ------------
ASSETS                                       (unaudited)
Real Estate Investments:
  Buildings and improvements, net of
   accumulated depreciation and
    amortization: 2005 - $92,328;
     2004 - $82,571                             $374,574     $358,573
  Land                                            33,528       26,301
  Properties held for sale, net                       --          874
  Mortgage loans receivable, net of
   allowance for doubtful
     accounts:  2005 and 2004 - $1,280           152,460       90,878
  REMIC Certificates                                  --       44,053
                                            ------------- ------------
     Real estate investments, net                560,562      520,679
Other Assets:
  Cash and cash equivalents                        3,941        4,315
  Debt issue costs, net                              932        1,348
  Interest receivable                              3,356        3,161
  Prepaid expenses and other assets                4,695        4,451
  Notes receivable                                 5,177       13,926
                                            ------------- ------------
     Total Assets                               $578,663     $547,880
                                            ============= ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Bank borrowings                                   $4,700          $--
Mortgage loans payable                            59,274       71,286
Bonds payable and capital lease obligations       13,299       13,967
Senior mortgage participation payable             11,757       15,407
Accrued interest                                     609          649
Accrued expenses and other liabilities             5,093        3,029
Liabilities related to properties held for
 sale                                                 --           11
Distributions payable                              6,063        3,618
                                            ------------- ------------
     Total Liabilities                           100,795      107,967

Minority interest                                  3,518        3,706
Stockholders' equity:
Preferred stock $0.01 par value: 15,000
 shares authorized; shares issued and
  outstanding: 2005 - 9,001; 2004 - 9,201        213,534      218,532
Common stock: $0.01 par value; 45,000 shares
 authorized; shares issued and outstanding:
  2005 - 23,187; 2004 - 21,374                       232          214
Capital in excess of par value                   328,211      292,740
Cumulative net income                            353,231      311,336
Other                                              2,146        2,070
Cumulative distributions                        (423,004)    (388,685)
                                            ------------- ------------
     Total Stockholders' Equity                  474,350      436,207
                                            ------------- ------------
     Total Liabilities and Stockholders'
      Equity                                    $578,663     $547,880
                                            ============= ============

    CONTACT: LTC Properties, Inc.
             Andre C. Dimitriadis or Wendy L. Simpson, 805-981-8655